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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549
                           --------------------------
                                 AMENDMENT NO. 1
                                       TO
                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

        Date of report (Date of earliest event reported): June 27, 2006

                             ORION HEALTHCORP, INC.
             (Exact Name of Registrant as Specified in its Charter)

        Delaware                    001-16587                  58-1597246
    (State or Other             (Commission File            (I.R.S. Employer
    Jurisdiction of                  Number)                 Identification
     Incorporation)                                               Number)

                        1805 Old Alabama Road, Suite 350
                                Roswell, GA 30076
               (Address of Principal Executive Offices) (Zip Code)

                                 (678) 832-1800
              (Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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


Section 4 Matters Related to Accountants and Financial Statements

Item 4.01 Changes in Registrant's Certifying Accountant

     (a) On June 1, 2006, the partners of UHY Mann Frankfort Stein & Lipp CPAs, LLP ("UMFSL") announced that they were joining UHY LLP ("UHY"), a New York limited liability partnership. UHY is the independent registered public accounting firm with which UMFSL has an affiliation. UHY is a legal entity that is separate from UMFSL. On June 27, 2006, UMFSL notified Orion HealthCorp, Inc. (the "Company") that it has ceased to provide audit services to the Company, and accordingly, resigned as the independent public auditors of the Company on that date.

          None of the reports of UMFSL on the Company's financial statements for either of the past two years or subsequent interim periods contained an adverse opinion or disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope or accounting principles, except for a going concern opinion expressing substantial doubt about the Company's ability to continue as a going concern.

          During the two most recent fiscal years of the Company and the interim period through June 27, 2006 preceding resignation, there were no disagreements between the Company and UMFSL on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of UMFSL, would have caused it to make reference to the subject matter of the disagreements in connection with its report.

          The Company has provided UMFSL with a copy of the foregoing disclosures in conjunction with the filing of this Form 8-K/A. The Company requested that UMFSL deliver to the Company a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made by the Company in response to Item 304(a) of Regulation S-B, and if not, stating the respects in which it does not agree. A copy of the letter from UMFSL is filed as Exhibit 16.1 to this current report.

     (b) On June 27, 2006, the Company engaged UHY as the Company's independent public auditor for the Company's fiscal year ending December 31, 2006 and the interim periods prior to such year-end. During the Company's two most recent fiscal years and the interim period through June 27, 2006, the Company has not consulted with UHY regarding the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements, nor did the limited liability partnership of UHY provide advice to the Company, either written or oral, that was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue. Further, during the Company's two most recent fiscal years and the interim period through June 27, 2006, the Company has not consulted with the limited liability partnership of UHY on any matter that was the subject of a disagreement or a reportable event.

          The decision to change principal accountants was approved by the Audit Committee of the Company's Board of Directors.


Section 9 Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

(d) Exhibits - The following exhibits are furnished as part of this current report:

Exhibit   Description
-------   -----------
16.1 Letter, dated as of July 7, 2006, from UHY Mann Frankfort Stein & Lipp CPAs, LLP to the Securities and Exchange Commission

                                   SIGNATURES
                                   ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                     ORION HEALTHCORP, INC.


                                                     By: /s/ Stephen H. Murdock
                                                         Stephen H. Murdock
                                                         Chief Financial Officer


Date: July 7, 2006

                                  EXHIBIT INDEX

Exhibit
Number    Description of Exhibits
------    -----------------------

16.1 Letter, dated as of July 7, 2006, from UHY Mann Frankfort Stein & Lipp CPAs, LLP to the Securities and Exchange Commission